As filed with the Securities and Exchange Commission on September 14, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        ---------------------------------

         Date of Report (Date of earliest event reported): September 7, 2000


                              CHANDLER (U.S.A.), INC.
             (Exact name of registrant as specified in its charter)


                                 OKLAHOMA
                   (State or jurisdiction of incorporation)


               1-15135                                     73-1325906
       (Commission File Number)             (IRS Employer Identification No.)

         1010 Manvel Avenue
         Chandler, Oklahoma                               74834
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code:  (405) 258-0804

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                                                                        PAGE 1
Item 5.  Other Events
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         On September 13, 2000, Chandler Insurance Company, Ltd., the indirect parent of Chandler (U.S.A.), Inc. issued the following news release:

CHANDLER INSURANCE REPORTS TENTH CIRCUIT RULING ON APPEALS IN CENTRA CASE

In a lengthy judgment issued and filed on September 7, 2000, the U.S. Court of Appeals for the Tenth Circuit (Tenth Circuit) let stand all judgments and rulings of the U.S. District Court for the Western District of Oklahoma (Trial Court) in a lawsuit involving Chandler Insurance Company, Ltd. and certain of its affiliates (Chandler) and CenTra, Inc. and certain of its affiliates (CenTra).

Following a 1997 trial, CenTra appealed several decisions of the Trial Court including:

1. The Trial Court's order that CenTra relinquish ownership of 1,142,625 Chandler shares in exchange for payment of the price it paid for the shares;

2. The Trial Court's refusal to award prejudgment interest to CenTra based upon the value of shares ordered returned to Chandler;

3. The Trial Court's dismissal of CenTra's claim against a subsidiary of Chandler, National American Insurance Company (NAICO), and certain officers of NAICO based upon an alleged wrongful cancellation of insurance policies NAICO issued to CenTra;

4.  The Trial Court's refusal to award attorney's fees and costs;

5. The Trial Court's refusal to allow CenTra to assert additional claims against Chandler and certain of its officers and directors.

The Tenth Circuit also affirmed judgments on two claims in favor of CenTra against seven present and former Chandler officers and directors for $1 each on each claim. Derivative claim judgments in favor of Chandler's subsidiary, Chandler (U.S.A.), Inc. against certain present and former directors of Chandler totaling approximately $736,000 were also affirmed.

None of the parties have indicated whether they will request rehearing or a review of the Tenth Circuit's decision by the U.S. Supreme Court.

An earlier order of the U.S. District Court for the District of Nebraska (Nebraska Federal Court) had ordered that all CenTra's Chandler holdings must be divested. On November 3, 1999, the Nebraska Federal Court adopted a divestiture plan proposed by NAICO that allowed Chandler to purchase, at CenTra's cost, all CenTra owned shares except the 1,142,625 shares subject to the September 7th Tenth Circuit order. The Nebraska Federal Court will consider the divestiture of these remaining shares based upon proposals submitted by NAICO and CenTra.

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                                                                        PAGE 2

CAUTIONARY STATEMENT

Some of the statements made in this News Release, as well as statements made by the company in periodic press releases, oral statements made by the company's officials to analysts and shareholders in the course of presentations about the company and conference calls following earnings releases, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors such as subsequent court rulings or other developments in the ongoing litigation described above.

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                                                                        PAGE 3

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.




                                   CHANDLER (U.S.A.), INC.


Date: September 14, 2000           By: /s/ Mark C. Hart
                                       --------------------------------------
                                       Mark C. Hart
                                       Vice President - Finance and Treasurer
                                       (Principal Accounting Officer)